Acquisition of Goldfield Project - Aggregate Purchase Price (Details) - Gemfield Resources LLC $ in Thousands	Feb. 25, 2022 USD ($)
Disclosure of detailed information about business combination [line items]
Cash consideration	$ 176,737
Deferred milestone payment, measured at the fair value on the acquisition date	30,054
Total purchase consideration	206,791
Reimbursement incurred from seller	$ 1,700
Milestone payment due following acquisition close, term	18 months